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           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the reference to us under the heading "Experts" in the Registration Statement on Form N-1A of SEI Institutional Investments Trust.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
September 23, 2004